Property and Equipment, Net	12 Months Ended
Mar. 31, 2024
Property, Plant and Equipment [Abstract]
Property and Equipment, Net

11 PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	As of March 31,
	2023	2024
	RMB	RMB

Building	191,743	300,909
Leasehold improvements	29,966	30,042
Electronic equipment	9,846	12,587
Furniture and office equipment	5,577	6,001
Vehicles	1,617	2,279
Computer software	3,473	3,473
Subtotal	242,222	355,291
Less: accumulated depreciation and amortization	(47,633)	(55,550)
Property and equipment, net	194,589	299,741

Depreciation and amortization expense recognized for the years ended March 31, 2022, 2023 and 2024 were RMB5,396, RMB5,312 and RMB8,091, respectively. No impairment charges were recorded for the years ended March 31, 2022, 2023 and 2024.

On January 29, 2024, the Group entered into a property purchase agreement with a third-party company for another commercial property located in Hangzhou, China with a total consideration of RMB77,739.